Investor Presentation November 2016 www.bioniklabs.com OTCQX:BNKL

Legal Disclaimer This presentation contains forward - looking statements relating to future events or the future financial performance and operations of Bionik . Forward - looking statements, which involve assumptions and describe Bionik’s intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by use of the words “may,” “could,” “should,” “will,” “would,” “expect,” “anticipate,” “plan,” “potential,” “estimate,” “believe,” “intend,” “project,” “forecast,” the negative of such words and other variations on such words or similar terminology . These forward - looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material . In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Bionik’s public filings, such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Bionik and its securities . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this document might not occur . Further information regarding these and other risks, as well as other information about the Company, is described from time to time in the Company’s filings with the SEC, which can be accessed at www . sec . gov . Bionik is not obligated to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise .

3 Corporate Overview • Bionik Labs was founded in 2011 by Michal Prywata and Thiago Caires • Robotics company developing solutions for neurological disorders • Primary program exoskeleton assistive technology (ARKE) • Bionik acquired Interactive Motion Technologies (IMT) in April 2016 • IMT was founded in 1998 by Dr. Hermano Krebs and Professor Neville Hogan at MIT; two preeminent leaders in robotics technology • Global pioneer in robotic rehabilitation therapy • 3 commercial stage products in market with regulatory (FDA) clearance and 4 being added to the portfolio • Robust patent portfolio in rehabilitation robotics • Growth strategy focused on further commercialization of current products and new product pipeline while acquiring/licensing synergistic products and technologies • 30 employees in two locations; Toronto and Boston • Publicly traded on the OTCQX: BNKL

4 Bionik Vision and Mission • Build a company with substantial year - over - year revenue growth within five years • Growth achieved both organically through internal development and externally through partnerships, licensing & acquisitions • Differentiation through compelling clinical data to support product marketing & reimbursement To be the leading robotic medical technology company offering complete rehabilitation solutions from hospital to home

5 Bionik Investment Highlights Large and Growing Patient Treatment Indications Emergence of Rehabilitation Robotics Category Advanced Platform Technologies for Upper and Lower Extremity in Market Currently Extensive Clinical Data Supporting Efficacy and Cost Savings Deep Product Pipeline to Leverage Existing Technology Platform

6 This is a Big Opportunity 6 2018 2018 2017 US Units Europe Units ROW Units ANNUAL UNITS Average Selling Price TOTAL ADDRESSABLE ANNUAL MARKET (TAM) InMotion Clinic InMotion Home ARKE Home ARKE Clinic 1,620 1,620 4,860 8,100 225,000 225,000 450,000 900,000 30,000 30,000 60,000 120,000 540 540 1,620 2,700 $125 K $4.5 K $50 K $75 K $1 B $4 B $6 B $200 M 2020 $5 B $11 B + = + =

7 Global Health Problems are Growing Rapidly and Require Technology Solutions • 16 Million new stroke patients each year expected to double by 2030 and double again by 2050 • Stroke is growing worldwide, with highest incidence occurring in Asia and the Middle East • Rehabilitation robots being adopted in order to address this human issue – more people requiring care than there are people to care for them • Rehabilitation robots market at $43.3 million* in 2014 and is expected to grow to $1.8 billion* by 2020 (includes exoskeletons and active prosthetics) • Growth is the result of the population increase combined with effectiveness of robotic treatment versus conventional treatment* • Increased treatment efficacy and quantifiable outcomes while reducing the total patient utilization cost have become requirements for healthcare providers Bionik is well positioned to deliver technology solutions in response to these external trends and emerging market needs *Source: www.researchmoz.us/rehabilitation - robots - active - prostheses - and - exoskeletons - market - shares - strategies - and - forecasts - worldwide - 201 4 - to - 2020 - report ; Wintergreen Research; 2014 - 01 - 08

Assumes brain cannot recover from neurologic injury Injured brain can recover through plasticity based remapping of pathways. InMotion is a truly interactive robotic rehabilitation system harnessing good plasticity to augment recovery. Focuses on compensation. Patients have a difficult time adhering to therapy Focuses on reducing impairment — translating motor skill to improve function. Motivates patients for active participation and provides objective feedback during therapy. Treatment protocols not reproducible; vary in duration, intensity and frequency. Low intensity of 25 to 45 movements per session. Evidence based treatment protocols — reproducible, quantifiable, high intensity task specific therapy (over 1000 movements per session). Time consuming traditional evaluation, difficult to distinguish true recovery from compensation. InMotion EVAL™ quantifies upper extremity motor control and movement recovery allowing clinicians to distinguish true recovery from compensation. Uses labor intensive manual methods, one therapist per patient. One therapist may treat multiple patients. Conventional care is expensive (VA Study). Improved patient outcomes at lower cost = increased VALUE. 8 Interactive Robotic Therapy Improves Outcomes and Reduces Cost = Increased VALUE Conventional Therapy InMotion Interactive Robotic Therapy

9 Upper Extremity Products Commercially Available Today • InMotion ARM - Designed to rehabilitate stroke patients with upper body neurological limitations - Evidence based, intelligent, interactive technology capable of continuously adapting to and challenging the patient's ability - Allows the clinician to efficiently deliver personalized intensive sensorimotor therapy to neurologic patients • InMotion WRIST - Capable of lifting even a severely impaired neurologic patient's hand against gravity, overcoming most forms of hypertonicity - Accommodates the range of motion of a normal wrist in everyday tasks and can be used by clinicians as a stand - alone treatment option or in addition to the InMotion ARM • InMotion HAND - Add - on option to the InMotion ARM and capable of continuously adapting to the needs of each patient — delivering customizable therapy - Provides assist - as - needed grasp and release training with flexible positioning

Development-Stage Product Portfolio Addressing Upper and Lower Body

Product	Optimization	Pre-Clinical	Clinical	Key Milestones
InMotion AHW V2	✓	✓	✓	• Commercial launch Q2 2017
InMotion ANKLEBOT™	✓	✓		• File FDA Clearance Q3' 17 • Launch Q1 `18
ARKE™	✓	✓		• Complete 2.1 clinical testing Q1 '17; 2.5 Q1 '18
InMotion LIGHT	✓			• Commercial launch 2018
Gait Trainer	✓			• Advance development in 2017

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11 Lower Body Development - Stage Product Pipeline • ARKE Lower Body Exoskeleton - Lower body exoskeleton designed to allow paraplegics and other wheelchair bound individuals to walk and rehabilitate - Sensors throughout the device sense body movement and trigger motion - Fully customizable to fit most patients with different heights and weights - All parameters easily adjustable through tablet interface very easily – learning curve for therapists is very low - Addresses significant unmet need in rehabilitation and mobility with potential to address many secondary illnesses including a reduction in bone density loss, pressure sores, and urinary tract infections • InMotion ANKLEBOT™ - Exoskeletal robotic system using the same design principles in upper extremity rehabilitation - Designed in close collaboration with professors at the Newman Laboratory for Biomechanics and Human Rehabilitation at MIT - Currently available in multiple clinics for research in the U.S. • Gait Trainer - New product candidate for gait in development by Hermano Igo Krebs

12 InMotion Products – Evidence Based and Clinically Proven • Extensive pool of research supports the clinical efficacy • Over 200 published papers reviewing use in scientific journals • Over 1000 patients have been studied in clinical trials at academic and clinical sites • Outcomes demonstrate clinical and economically significant results compared to conventional therapy • Studies meet highest standard of scientific rigor – independent, randomized, controlled trial “ An Economic Analysis of Robot - Assisted Therapy for Long - Term Upper - Limb Impairment After Stroke” Todd Wagner, Journal of the Am erican Heart Association , Vol. 42 No. 9 September 2011 Economic Validation: Integrated Care Models • Department of Defense Veteran Affairs Healthcare System ▪ Multiple randomized controlled clinical trial – “VA Robotics” • 25% reduction in healthcare expenses at 36 weeks ▪ Robot treated group consumed $6,419 of fewer “other” healthcare resources ▪ Reduced outpatient visits ▪ Reduced readmissions • Strong proof point for widespread clinical adoption as domestic healthcare reform is shifting from fee - for - service to bundled payment models

RATULS Trial – Expected to Positively Impact Reimbursement and Market Expansion

Robot Assisted Training for the Upper Limb after Stroke

- Landmark study: Largest study ever conducted with robotics for rehabilitation
- Three arm randomised controlled trial designed to determine whether robot assisted training **improves upper limb function post stroke** using InMotion therapy products compared to enhanced upper limb therapy or **conventional therapy**
- 720 subjects across four study centres in United Kingdom
- Primary outcome:
  - Upper limb function measured by the Action Research Arm Test (ARAT) at 3 months
- Secondary outcomes
  - Upper limb impairment (Fugl-Meyer Test)
  - Activities of daily living (Barthel ADL Index)
  - Quality of life (Stroke Impact Scale, EQ-5D-5L)
  - Adverse events including upper limb pain (numerical rating scale)
  - Measured at 3 and 6 months
- Data to be reported in 2018

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14 The InMotion Advantage • InMotion technology assists the healthcare provider to: - Deliver progressive “assist - as - needed” individualized treatment plans - Deliver precisely reproducible and measureable treatment protocols - Treat multiple patients at the same time • Powerful clinical evaluation tool, also suitable for advanced clinical research applications – Biomarker for stroke* Source:”Robotic Measurement of Arm Movements After Stroke Establishes Biomarkers of Motor Recovery.” Stroke journal of AHA

15 Stroke Treatment Guidelines Recommend Robot Assisted Therapy – Based on InMotion Clinical Data • By referencing clinical trials using InMotion robots, the American Heart Association (AHA) Stroke division assigned the highest possible level of recommendation for the use of robot assisted therapy for upper extremity motor rehabilitation of severe to moderate stroke patients in the outpatient and chronic care settings (Class 1a) • 2010 Department of Veterans Affairs stroke rehabilitation guidelines recommend robot assisted therapy for upper extremity motor rehabilitation: - “Robot assisted movement therapy used as an adjunct to conventional therapy in patients with deficits in arm function to improve motor skill at the joints trained” • 2013 Strategic Plan: Objective - “Develop and implement robot - assisted interventions as standard clinical practice for patients who have suffered neurological injury due to conditions such as stroke, spinal cord injury or multiple sclerosis” Source: American Heart Association Scientific Statement Published in Stroke Miller et al. (2010); 41:2402 - 2448 Dept. of Veterans Affairs and Dept. of Defense, Management of Stroke Rehabilitation Working Group. “VA/ DoD Clinical Practice Guideline for the Management of Stroke Rehabilitation, Guideline Summary.” Washington, D.C.: Government Pri nt ing Office, October (2010) Vers . 2.0, p. 37 URL: http://www.healthquality.va.gov . VA Research and Development Strategic Plan: 2009 - 2014

US Installations and Growing List of High Profile Customers and Partnerships


Indiana University Health
Northeast Health
St Peter's Health Partners
DMC
DETROIT MEDICAL CENTER
Albany Medical College
BRAINTREE
Harvard University
Cambridge, Massachusetts
Braintree Rehabilitation Hospital
Braintree, Massachusetts
Sister Kenny Institute
Minneapolis, Minnesota
Rehab Institute of Michigan
Detroit, Michigan
New York Presbyterian Hospital
New York, New York
Feinstein Institute
Cleveland Clinic
Cleveland, Ohio
VA Healthcare System
Baltimore, Maryland
Burke Rehabilitation Center
White Plains, New York
BURKE
UNIVERSITY OF UTAH
HEALTH CARE
Riley Children's Hospital
Indianapolis, Indiana
John Hopkins University Baltimore, Maryland
North Shore Long Island Health System
New York, New York
Cardinal Hill Hospital
Louisville, Kentucky
RANCHO LOS AMIGOS
Rancho Los Amigos
Los Angeles, California
Frazier Rehabilitation Institute
Louisville, Kentucky
Kernan Hospital University of Maryland
Baltimore, Maryland
Baptist Medical System
Memphis, Tennessee
BAPTIST
MEMORIAL HEALTH CARE
WELLSTAR.
Memorial Neuroscience Center
Texas State University
San Marcos, Texas
Miami Baptist Hospital
Miami, Florida
Baptist Health South Florida

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Over 250 Robotic Systems Installed Worldwide – International Customer Accounts


Oulu Hospital
Finland
Northumbria Healthcare NHS Trust
with Newcastle University
UK
McGill University
Canada
Schön Klinik Hospital
Germany
Clinque Les
Trois Soleils
France
MyungJi Choon Hye Hospital
South Korea
Chungnam National University Hospital
South Korea
Fondazione Salvatore Maugeri
Italy
Guttman Institute
Spain
University of Rome Sapienza
Italy
Chonbuk National University Hospital
South Korea
Nanakuri Sanitorium Japan
Bambino Gesu Hospital
Italy
Queen Elizabeth
Hospital
Hong Kong
Chang Gung University
Taiwan
Cardinal Santos Medical Center
Philippines
Rede de Reabilitação Lucy Montoro
Hospital
Brazil
Australian NeuroRehabilitation
Institute
Australia

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18 Bionik - Unique Market Position Versus Competition Hocoma Cyberdyne ReWalk Ekso Indigo Myomo Commercial strategies to expand access UK Study (2018) Bionik Bionik RehaTek Access Brand Promise Value Proposition S&M Infrastructure International Distribution Contracting and Partnering Customer Support and Services Outcomes (Clinical Data)

19 Growth Strategy Focused on Further Pipeline Expansion • Newly formed commercialization team expected to to build out our sales and distribution channel • Building out sales models for the product pipeline with revenue sharing and leasing strategies • Build out the company pipeline with internal development as well as acquisitions and licensing • Leverage our in - depth research and development relationships within the space along with our relationship with professors at MIT to identify additional synergistic robotic technologies to continue building a rich product portfolio • Team dedicated to expanding product pipeline through strategic partnering and acquisitions with products and enabling software Expanded and Focused Development Programs MIT Technology In - House R&D Industry Partners Licensing / Acquisitions University Networks

World Class Management Team

- **Peter Bloch, CPA, CA – Chief Executive Officer**
  - Over 25 years of executive management experience with proven track record of building public and private technology companies. Former CFO and joint Interim CEO of Sanofi Canada, CFO of Intellivax, Gennum TSX:GNM (n/k/a Semtech NASDAQ:SMTC), Just Energy (NYSE/TSX:JE); and Founder of Tribute Pharmaceuticals
- **Hermano Igo Krebs, Ph.D., M.S. – Chief Science Officer**
  - Pioneer in the design, development, clinical use and research of robots used to administer rehabilitation therapy to patients with neurological injury. Principal Research Scientist and Lecturer at the Massachusetts Institute of Technology
- **Tim McCarthy – Chief Commercialization Officer**
  - Experienced commercial leader in medical and healthcare technology. Top-producing and results-oriented leader with 20+ years of accomplishments in developing commercial strategies for medical technology companies, building world class global organizations and growing multimillion-dollar revenues
- **Michal Prywata – Co-Founder and Chief Operating Officer**
  - Biomedical engineering experience with a track record of winning technology showcases and developing technologies that address significant and untapped markets
- **Jules Fried – VP, U.S. Operations**
  - Serial entrepreneur, having built and led a two-time Inc. 500 capital equipment manufacturer as a founding management team member. Founder and member of the Board of Directors of First Commons Bank. Former partner in the law firm of McDermott, Will & Emery
- **Leslie N. Markow, CPA, CA, CPA(Illinois) C.Dir – Chief Financial Officer**
  - Over 25 years of finance/accounting leadership experience. Former CFO of SunOpta (NASDAQ: STKL)

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21 Board of Directors • Dr. Robert Hariri • Independent Director • Chairman, Founder, Chief Scientific Officer, and former Chief Executive Officer of Celgene Cellular Therapeutics; Board member of Myos Corporation and Provista Diagnostics • Marc Mathieu • Independent Director • Chief Marketing Officer of Samsung North America; Former Senior Vice President of Global Marketing at Unilever; Chairman and Co - Founder of We&Co • Peter Bloch, CPA, CA • Chairman and Chief Executive Officer • Hermano Krebs, Ph.D., M.S. • Chief Science Officer • Michal Prywata • Co - Founder and Chief Operating Officer Advisors • Neville Hogan, Ph.D., M.S, M.E. • Sun Jae Professor of Mechanical Engineering, Professor of Brain and Cognitive Sciences, and Director of the Newman Laboratory for Biomechanics and Human Rehabilitation at MIT • Gary Henley • Significant medtech experience • Former CEO of United Orthopedic Group, Wright Medical Technology, CeCorp and Electronic Systems • Board Director of numerous companies • Dr. Isador Lieberman, M.D., M.B.A., FRCSC • Medical Director, Clinical Advisor; Texas Back Institute Orthopedic and Spinal Surgeon • Dr. Edward Lemaire • Clinical Trial Advisor & Investigator; Clinical Investigator, Centre for Rehabilitation Research, Clinical Epidemiology, Ottawa Hospital Research Institute • Dr. Kaamran Raahemifar • Control Systems & Electronics Advisor; PhD in Biomedical Engineering; Electrical & Computer Eng. professor at Ryerson University • Dr. Dany Gagnon • Clinical Trial Advisor & Investigator; Clinical Investigator: Centre de Recherche Interdisciplinaire en readaptation du Grand Montreal Board and Advisors Strengthen Capabilities

22 Financial Snapshot - OTCQX: BNKL Stock Ticker Symbol OTCQX: BNKL Market Capitalization as of October 31, 2016 $72 M Shares Outstanding* 96.2 M Warrants at exercise price of $1.40 16.4 M Warrants at exercise price of $0.80 1.49 M Cash as of June 30, 2016 $2.7 M Amount received in grants to date $2.5 M *Includes exchangeable shares

23 Focus on revenue generation and market expansion Launch of AHW Version 2 InMotion product line Advance development products through to commercialization Further expand product portfolio through acquisitions/licensing Uplist to National Exchange Execution of Near - Term Priorities Expected to Drive Value

24 Investment Summary • Proprietary robotics upper and lower body development and commercial product line focused on stroke rehabilitation and mobility solutions • Company well positioned to lead emerging markets with technology solutions addressing $11 billion addressable market • Product launch of next generation upper body commercial product line planned in Q2 2017 expected to drive revenue growth • Compelling clinical data expected to significantly differentiate product portfolio and support marketing and reimbursement • Robust business development strategy to identify strategic partners to expand into key markets

25 Pioneering global medical device and robotics company focused on providing rehabilitation solutions to individuals with neurological disorders www.bioniklabs.com OTCQX:BNKL